LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Supplement dated March 19, 2019 to the Prospectus of Loomis Sayles Investment Grade Bond Fund (the “Fund”), dated February 1, 2019, as may be revised or supplemented from time to time.

Effective immediately, the Annual Fund Operating Expenses table within the section “Fund Fees & Expenses” is amended and restated as follows with respect to the Fund:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class N	Class T	Class Y	Admin Class
Management fees	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.25%
Other expenses	0.17%	0.17%	0.07%	0.17%[1]	0.17%	0.40%[2]
Total annual fund operating expenses	0.82%	1.57%	0.47%	0.82%	0.57%	1.05%
Fee waiver and/or expense reimbursement[3]	0.04%	0.04%	0.00%	0.04%	0.04%	0.02%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.78%	1.53%	0.47%	0.78%	0.53%	1.03%

1	Other expenses are estimated for the current fiscal year.
2	Other expenses include an administrative services fee of 0.23% for Admin Class shares.
3

Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.78%, 1.53%, 0.48%, 0.78%, 0.53% and 1.03% of the Fund’s average daily net assets for Class A, C, N, T, Y and Admin Class shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2020 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Class A, C, N, T, Y and Admin Class shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.